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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                       February 5, 1998 (February 4, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                              1-8368                          51-0228924
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(State or other                     (Commission                    (IRS Employer
jurisdiction                       File Number)                   Identification
of incorporation)                                                        Number)



     1301 Gervais Street, Suite 300, Columbia, South Carolina     29201
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             (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On February 4, 1998, Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) made two announcements. The first announcement was that LESI remains committed to its $30 cash and stock offer for Elgin, Illinois-based Safety-Kleen Corp. ("SK") (NYSE:SK). The second announcement was that the United States District Court for the Northern District of Illinois failed to eliminate "poison pill" provisions enacted by the board of directors of SK (NYSE:SK) or Wisconsin "merger moratorium" statute provisions. The full text of the announcements are reproduced below. Note that the second announcement contains statements regarding LESI's opinion regarding the "poison pill" provisions and the impact of such provisions on LESI's offer to purchase SK stock.

             LAIDLAW ENVIRONMENTAL COMMITTED TO $30 SAFETY-KLEEN BID


COLUMBIA, SOUTH CAROLINA...FEBRUARY 4, 1998. Laidlaw Environmental Services, Inc. (NYSE:LLE) says it remains committed to its $30 cash and stock offer for Elgin, Illinois-based Safety-Kleen Corp. (NYSE:SK).

Laidlaw Environmental's chairman, James R. Bullock, said,

         "The company remains fully committed to its current offer if shareholders of Safety-Kleen reject the competing merger proposed by a shell company organized by Philip Services Corp. (NYSE:PHV) and two partners. If the shareholders accept the Philip merger proposal, then Laidlaw's current offer will expire. Laidlaw Environmental will not withdraw its offer until the February 11th shareholder vote is official and Safety-Kleen shareholders have had sufficient time to accept this offer."

Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

                                     - 30 -

CONTACTS:   James R. Bullock                      Kenneth W. Winger
            Chairman                              President and CEO
            Laidlaw Environmental Services        Laidlaw Environmental Services
               and President and CEO              803-933-4211
               Laidlaw Inc.
            800-563-6072  ext. 201


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FOR IMMEDIATE RELEASE

CONTACT: KENNETH W. WINGER
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

         PAUL R. HUMPHREYS
         SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
         (803) 933-4210


                    LAIDLAW ENVIRONMENTAL ANNOUNCES RULING ON
                        SAFETY-KLEEN TAKEOVER PROVISIONS

COLUMBIA, South Carolina (February 4, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) today announced that the United States District Court for the Northern District of Illinois has failed to eliminate "poison pill" provisions enacted by the board of directors of Safety-Kleen Corp. (NYSE:SK) or Wisconsin "merger moratorium" statute provisions. The provisions create potential obstacles to the completion of Laidlaw Environmental's current offer to acquire all of the outstanding shares of Safety-Kleen and can only be eliminated by the Safety-Kleen board or through further court action.

         As previously announced, the Company's current offer will expire should Safety-Kleen's shareholders approve the Philip Services merger proposal. Laidlaw urges Safety-Kleen shareholders to vote against the proposed Philip Services merger on February 11, 1998. Laidlaw said it remains committed to its offer and will not withdraw its offer until the February 11th shareholder vote is official and Safety-Kleen shareholders have had sufficient time to accept the offer.

         Laidlaw Environmental Services, Inc., headquartered in Columbia, South Carolina, supplies hazardous and industrial waste management services to industry and government across North America. The Company provides customers with local service from more than 100 locations in the United States and Canada.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: February 5, 1998               By:  /s/ Kenneth W. Winger
                                          ----------------------
                                          Kenneth W. Winger, President
                                          and Chief Executive Officer